One Franklin Parkway San Mateo, CA 94403-1906 tel (650) 312-2000 franklintempleton.com

FROM:            Franklin Templeton Investments
Shareholders/Financial Advisors: (800) 342-5236

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                                                                                                                                                                                                                     FOR IMMEDIATE RELEASE

Franklin Limited Duration Income Trust
Oversubscribed Rights Offering Raising Over $67 Million

San Mateo, CA, October 19, 2018 – Franklin Limited Duration Income Trust (the "Fund") [NYSE American: FTF] (CUSIP 35472T101) is pleased to announce the successful completion of its transferable rights offering (the "Offer"), which is expected to result in the issuance of approximately 7.5 million common shares.  The final subscription price for the common shares to be issued was $8.99, which was equal to 92.5% of the average of the last reported sale price of the Fund's common shares on the NYSE American on October 18, 2018 and each of the four preceding trading days.  The Offer was over-subscribed. Assuming the over-subscription privilege is exercised in full, the gross proceeds of the Offer are expected to be approximately $67.8 million. The common shares subscribed for will be issued after completion of the pro rata allocation of the over-subscription shares, if any, and receipt of all shareholder payments. The common shares are expected to be issued on or about October 25, 2018.

You may request a copy of the Fund's current Report to Shareholders by contacting Franklin Templeton's Fund Information Department at 1-800/DIAL BEN® (1-800-342-5236) or by visiting franklintempleton.com. All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund's share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in a fund adjust to a rise in interest rates, the fund's share price may decline. Investments in lower-rated bonds include higher risk of default and loss of principal. The Fund is actively managed, but there is no guarantee that the manager's investment decisions will produce the desired results. For portfolio management discussions, including information regarding the Fund's investment strategies, please view the most recent Annual or Semi-Annual Report to Shareholders which can be found at franklintempleton.com or sec.gov.

Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing.

Franklin Resources, Inc. [NYSE: BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management to retail, institutional and sovereign wealth clients in over 170 countries. Through specialized teams, the company has expertise across all asset classes—including equity, fixed income, alternative and custom solutions. The company's more than 650 investment professionals are supported by its integrated, worldwide team of risk management professionals and global trading desk network. With offices in over 30 countries, the California-based company has more than 70 years of investment experience and over $717 billion in assets under management as of September 30, 2018. For more information, please visit franklintempleton.com.

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